1290 FUNDS®

SUPPLEMENT DATED JULY 3, 2019 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated March 1, 2019, as supplemented, of 1290 Funds® (“Trust”). You should read this Supplement in connection with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 1-888-310-0416 or by sending an email request to 1290Funds@dfinsolutions.com, or you can view, print, and download a copy of the SAI at 1290 Funds’ website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information about the retirement of an independent Trustee of the Trust.

Effective June 30, 2019, Kenneth L. Walker retired from his position as a Trustee of the Trust. Mr. Walker will continue to serve as a consultant to the Board of Trustees of the Trust for a one-year period from July 1, 2019 through June 30, 2020.